UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	BURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2019, Chanticleer Holdings Inc. (“Chanticleer” or the “Company”) issued a press release announcing its financial results for the third quarter of 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Use of Non-GAAP Measures

Chanticleer prepares its condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Restaurant EBITDA, which differs from the term EBITDA, as it is commonly used, which excludes taxes, interest, and depreciation and amortization.

Restaurant EBITDA also excludes pre-opening and closing costs of our restaurants, non-cash expenses, transaction and severance related expenses, operating results of restaurants closed during the period, other income and expenses, management fee income, franchise revenue and general and administrative expenses. Restaurant EBITDA is not a measure of performance defined in accordance with GAAP. However, restaurant EBITDA is used internally in planning and evaluating the company’s operating performance and by the Company’s creditors. Accordingly, management believes that disclosure of this metric offers investors, bankers and other stakeholders an additional view of the company’s operations that, when coupled with the GAAP results, provides a more complete understanding of Chanticleer’s financial results.

Restaurant EBITDA should not be considered as an alternative to net loss or to net cash flows from operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company’s performance. A reconciliation of GAAP operating income (loss) to Restaurant EBITDA is included in the accompanying financial schedules.

For further information, please refer to Chanticleer’s Quarterly Report on Form 10-Q to be filed with the SEC on or about November 14, 2019, available online at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press release of Chanticleer Holdings Inc. dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc., a Delaware corporation (Registrant)

Date: November 14, 2019	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer